                                                                                                     EXECUTION COPY

                                        Southern California Edison Company

                       $500,000,000 4.50% First and Refunding Mortgage Bonds, Series 2010B,
                                                     Due 2040

                                              Underwriting Agreement

                                                                                                 New York, New York

                                                                                                    August 25, 2010

Banc of America Securities LLC
Deutsche Bank Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
   As Representatives of the several Underwriters

Ladies and Gentlemen:

                  Southern California Edison Company, a corporation organized under the laws of the State of
California (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the
"Underwriters"), for whom you (the "Representatives") are acting as representatives, $500,000,000 principal amount of its 4.50% First and Refunding Mortgage Bonds, Series 2010B, Due 2040 (the "2010B Bonds," or the "Securities"),
to be issued under the One Hundred Twentieth Supplemental Indenture (the "Supplemental Indenture") to be dated as of August 26, 2010, to a Trust Indenture dated as of October 1, 1923 (the "Trust Indenture" and, as supplemented by the Supplemental Indenture, the "Indenture") between the Company and The Bank of New York Mellon Trust
Company, N.A., as successor to Harris Trust and Savings Bank, and D.G. Donovan, as successor trustee to
Pacific-Southwest Trust and Savings Bank, as trustees (the "Trustees").  To the extent there are no additional
Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as
Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary
Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary
Prospectus Supplement or the Final Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any
Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the
case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 20 hereof.

                                                Page 1

1.       Representations  and  Warranties.   The  Company  represents  and  warrants  to,  and  agrees  with,  each
         Underwriter as set forth below in this Section 1.

(a)      The Company meets the  requirements  for use of Form S-3 under the Act and has prepared and filed with the
         Commission an automatic shelf registration  statement,  as defined in Rule 405 (file number 333-161379) on
         Form S-3,  including a related Base Prospectus,  for  registration  under the Act of the offering and sale of the  Securities.  The Company may have filed one or more  amendments  thereto,  including a Preliminary
         Prospectus  Supplement,  each of which has previously been furnished to you and has become  effective upon filing.  The Company will next file with the  Commission  a Final  Prospectus  Supplement  relating to the
         Securities  in  accordance  with Rule 424(b).  The  Registration  Statement,  at the  Execution  Time,  is
         effective and meets the requirements set forth in Rule 415(a)(1)(x).

(b)      On each  Effective  Date, the  Registration  Statement  did, and when the Final  Prospectus  Supplement is first  filed in  accordance  with Rule  424(b) and on the  Closing  Date (as  defined  herein),  the Final
         Prospectus  Supplement  (and any  supplement  thereto)  will,  comply in all  material  respects  with the applicable  requirements  of the Act,  the  Exchange Act and the Trust  Indenture  Act and the  respective rules  thereunder;  on each Effective Date and at the Execution Time, the  Registration  Statement did not
         and will not contain any untrue  statement of a material  fact or omit to state any material fact required to be stated  therein  or  necessary  in order to make the  statements  therein  not  misleading;  on each
         Effective  Date and on the Closing Date the  Indenture  did or will comply in all material  respects  with the applicable  requirements of the Trust Indenture Act and the rules  thereunder;  and on the date of any filing  pursuant to Rule 424(b) and on the Closing Date, the Final  Prospectus  Supplement  (together with any  supplement  thereto)  will not include  any untrue  statement  of a material  fact or omit to state a material fact necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  however,  that the Company makes no  representations  or warranties  as to (i) that part of the  Registration  Statement  which shall  constitute  the Statement of
         Eligibility  and  Qualification  (Form  T-1) under the Trust  Indenture  Act of the  Trustees  or (ii) the
         information  contained in or omitted from the Registration  Statement or the Final  Prospectus  Supplement
         (or any supplement  thereto) in reliance upon and in conformity with  information  furnished in writing to the Company by or on behalf of any Underwriter through the  Representatives  specifically for inclusion in the  Registration  Statement or the Final  Prospectus  Supplement  (or any supplement  thereto),  it being understood  and  agreed  that the only such  information  furnished  by or on  behalf  of any  Underwriter consists of the information described as such in Section 8 hereof.

(c)      As of the Initial Sale Time, the  Disclosure  Package,  when taken  together as a whole,  does not contain any untrue  statement  of a material  fact or omit to state any material  fact  necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not  misleading.
         The preceding  sentence does not apply to statements  in or omissions  from the  Disclosure  Package based upon and in conformity with written  information  furnished to the Company by any Underwriter  through the
         Representatives  specifically  for use  therein,  it being  understood  and  agreed  that  the  only  such information  furnished by or on behalf of any Underwriter  consists of the  information  described as such in Section 8 hereof.

                                                Page 2

(d)      (i) At the time of  filing  the  Registration  Statement,  (ii) at the time of the most  recent  amendment thereto for the purposes of complying  with Section  10(a)(3) of the Act (whether  such  amendment  was by post-effective  amendment,  incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of  prospectus),  (iii) at the time the  Company or any person  acting on its behalf  (within  the meaning,  for this clause only, of Rule 163(c)) made any offer  relating to the  Securities in reliance on the  exemption  in  Rule  163,  and  (iv)  at the  Execution  Time  (with  such  date  being  used  as the determination  date for  purposes  of this  clause  (iv)),  the  Company  was or is, as the case may be, a
         "well-known  seasoned  issuer" (as defined in Rule 405).  The Company  agrees to pay the fees  required by the  Commission  relating to the Securities  within the time required by Rule 456(b)(1)  without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)      (i) At the  earliest  time  after the filing of the  Registration  Statement  that the  Company or another offering  participant  made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and
         (ii) as of the Execution  Time (with such date being used as the  determination  date for purposes of this clause  (ii)),  the Company  was not and is not an  Ineligible  Issuer (as  defined in Rule 405),  without taking account of any  determination by the Commission  pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f)      Neither  any Issuer  Free  Writing  Prospectus  nor the Final  Term Sheet  include  any  information  that
         conflicts  with  the  information  contained  in  the  Registration  Statement,   including  any  document
         incorporated by reference  therein and any prospectus  supplement deemed to be a part thereof that has not been  superseded  or modified.  The foregoing  sentence does not apply to statements in or omissions  from the Disclosure Package based upon and in conformity with written  information  furnished to the Company by any Underwriter through the  Representatives  specifically for use therein, it being understood and agreed that the only such  information  furnished by or on behalf of any Underwriter  consists of the information described as such in Section 8 hereof.

(g)      The  Company  is not  and,  after  giving  effect  to the  offering  and  sale of the  Securities  and the application of the proceeds  thereof as described in the Preliminary  Prospectus  Supplement and the Final
         Prospectus  Supplement,  will not be an "investment  company" as defined in the Investment  Company Act of
         1940, as amended.

(h)      The Company has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the State of California  with full corporate  power and authority to own or lease, as the case may be,  and to operate  its  properties  and  conduct  its  business  as  described  in the  Registration
         Statement,  Preliminary Prospectus Supplement and the Final Prospectus  Supplement,  and is duly qualified to do business as a foreign  corporation and is in good standing under the laws of each  jurisdiction that requires such qualification.

                                                Page 3

(i)      There is no  franchise,  contract  or other  document  of a  character  required  to be  described  in the
         Registration  Statement,  the Preliminary Prospectus Supplement or the Final Prospectus Supplement,  or to
         be filed as an exhibit  thereto,  which is not described or filed as required;  and the  statements in the
         Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement  under the  heading  "Summary--
         Southern  California  Edison  Company" and the statements  incorporated  into the  Preliminary  Prospectus
         Supplement  and the Final  Prospectus  Supplement  from the sections  entitled  "Business--Regulation"  and
         "--Environmental  Matters" in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
         31,  2009 (the "Form  10-K"),  as  supplemented  by  information  contained  in the  Company's  subsequent
         Quarterly  Reports  on Form  10-Q and  Current  Reports  on Form  8-K,  which  are  incorporated  into the
         Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement,  fairly  summarize the matters therein described in all material respects.

(j)      This Agreement has been duly authorized, executed and delivered by the Company.

(k)      The Securities and the Indenture  conform in all material  respects to the description  thereof  contained in the Registration  Statement,  Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement;
         each of the Trust  Indenture and the  Supplemental  Indenture has been duly authorized by the Company and, assuming  due  authorization,  execution  and  delivery  thereof  by the  Trustees,  the  Trust  Indenture constitutes  and, as  supplemented  by the  Supplemental  Indenture  when  executed  and  delivered by the
         Company,  will  constitute  a legal,  valid,  and binding  instrument  enforceable  against the Company in accordance  with its  terms  (subject,  as to  enforcement  of  remedies,  to (A)  applicable  bankruptcy,
         fraudulent   conveyance,   fraudulent  transfer,   reorganization,   insolvency,   moratorium,   equitable
         subordination  or other laws  affecting  creditors'  rights  generally  from time to time in effect and to general  principles of equity,  (B) the terms of the franchises,  licenses,  easements,  leases,  permits, contracts  and other  instruments  under which the mortgaged  property is held or operated,  (C) as to its enforceability in respect of the Company's  interest in nuclear energy  facilities,  the provisions of the
         Atomic  Energy Act of 1954 and  regulations  thereunder,  (D) as to its  enforceability  in respect of the interest of the Company in the Four Corners  Generating  Station and the easement and lease  therefor,  to possible  defects in title,  including  possible  conflicting  grants or  encumbrances  not  ascertainable because of the absence of or  inadequacies  in the  applicable  recording law and the record system of the
         Bureau of Indian  Affairs and the Navajo  Nation,  to the  possible  inability of the Company to resort to legal process to enforce its rights  against the Navajo Nation without  Congressional  consent and, in the case of the  Company's  lease,  to possible  impairment or  termination  under  certain  circumstances  by
         Congress or the  Secretary of the Interior and (E) such other liens,  prior rights and  encumbrances  none of which (with the possible  exception  of the matter  referred to in clause (D) above),  with  immaterial exceptions,  affects from a legal standpoint the security for the Securities,  the ability of the Trustees to foreclose on the property  subject to the liens created by the Indenture or the Company's  right to use such properties in its business);  the Securities have been duly and validly authorized,  and, when issued and delivered to and paid for by the  Underwriters  pursuant to this Agreement,  will be legal,  valid and binding  obligations of the Company  entitled to the benefits  provided by the  Indenture,  subject to the exceptions set forth above in clauses (A) through (E) of this Section 1(k).

                                                Page 4

(l)      No consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required in connection with the transactions  contemplated  herein,  except such as have been obtained (i)
         under the Act, (ii) from the  California  Public  Utilities  Commission  and (iii) such as may be required under the blue sky laws of any  jurisdiction  in  connection  with the  purchase and  distribution  of the
         Securities  by the  Underwriters  in the manner  contemplated  herein and in the  Registration  Statement,
         Preliminary Prospectus Supplement and the Final Prospectus Supplement.

(m)      All such  filings,  recordings,  indexings  and  postings to  geographical  indexes  have been made in (x)
         county real estate  records or offices of county  recorders,  (y) Federal and State  offices,  bureaus and agencies and (z) offices of the Navajo Nation as are necessary under  applicable law to perfect,  preserve and protect the lien created by the  Indenture  or ensure that such  filings,  recordations,  postings and indexings are fully effective to give constructive  notice,  constructive  knowledge or implied notice, as
         applicable,   of  such  lien  and  the  property  subject  thereto  to  all  purchasers,   mortgagees  and
         encumbrancers  of such property  (other than  after-acquired  property) who become such  subsequent to the date of such recording, filing, posting or indexing.

(n)      The Indenture will  constitute a legally valid first lien or charge,  to the extent that it purports to be such,  on  substantially  all of the  property  now owned by the  Company to the extent and subject to the exceptions,  defects,  qualifications  and other  matters  set forth or  referred  to in the  Registration
         Statement,  Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement or in Section 1(k) of
         this Agreement, and to such other matters that do not materially affect the security for the Securities.

(o)      Neither  the issue  and sale of the  Securities  nor the  consummation  of any  other of the  transactions herein  contemplated  nor the  fulfillment of the terms hereof will conflict  with,  result in a breach or violation  of,  or  imposition  of any lien,  charge or  encumbrance  upon any  property  or assets of the
         Company pursuant to, (i) the articles of incorporation,  by-laws or other organizational  documents of the
         Company,  (ii) the terms of any  indenture  (other than,  solely with respect to the  imposition of liens, charges and  encumbrances  upon  property or assets of the Company,  the lien created by the  Indenture in favor of the Securities),  contract,  lease,  mortgage,  deed of trust, note agreement,  loan agreement or other agreement,  obligation,  condition,  covenant or instrument to which the Company is a party or bound or to which its or their  property is subject,  or (iii) any statute,  law,  rule,  regulation,  judgment, order  or  decree  applicable  to the  Company  of any  court,  regulatory  body,  administrative  agency, governmental  body,  arbitrator or other authority having  jurisdiction  over the Company or any of its or their properties.

                                                Page 5

(p)      The  consolidated  historical  financial  statements  and  schedules  of the Company and its  consolidated subsidiaries  incorporated by reference in the Preliminary  Prospectus  Supplement,  the Final  Prospectus
         Supplement and the  Registration  Statement (the  "Financial  Statements")  present fairly in all material respects the  financial  condition,  results of  operations  and cash flows of the Company as of the dates and for the periods indicated,  comply as to form with the applicable  accounting  requirements of the Act and have  been  prepared  in  conformity  with  generally  accepted  accounting  principles  applied  on a consistent  basis  throughout  the periods  involved  (except as otherwise  noted  therein).  The selected financial  data set forth  under  the  caption  "Selected  Financial  Data" in the  Company's  Form  10-K,
         incorporated by reference in the Preliminary  Prospectus  Supplement,  the Final Prospectus Supplement and
         Registration  Statement  fairly present,  on the basis stated in the Form 10-K, the  information  included therein.  The financial  information  included or incorporated in the  Preliminary  Prospectus  Supplement and the Final  Prospectus  Supplement  complies  with the  requirements  of Regulation G and Item 10(e) of
         Regulation S-K under the Act.

(q)      PricewaterhouseCoopers  LLP,  who have  certified  certain  financial  statements  of the  Company and its consolidated  subsidiaries and delivered their report with respect to the audited  consolidated  financial statements  and  schedule  for  the  year  ended  December  31,  2009  incorporated  by  reference  in the
         Registration  Statement,  Preliminary  Prospectus Supplement and the Final Prospectus  Supplement,  are an
         independent  registered  public  accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(r)      No action,  suit or proceeding  by or before any court or  governmental  agency,  authority or body or any arbitrator  involving the Company or any of its  subsidiaries  or its or their  property is pending or, to the best  knowledge of the Company,  threatened  that (i) could  reasonably be expected to have a material adverse  effect on the  performance  of this  Agreement  or the  consummation  of any of the  transactions contemplated  hereby or (ii) could  reasonably be expected to have a Material  Adverse  Effect,  except as set forth in or contemplated in the  Registration  Statement,  Preliminary  Prospectus  Supplement and the
         Final Prospectus Supplement (exclusive of any supplement thereto).

(s)      The Company and its subsidiaries  maintain a system of internal  accounting controls sufficient to provide reasonable  assurance  that (i)  transactions  are executed in  accordance  with  management's  general or specific  authorizations;  (ii) transactions are recorded as necessary to permit  preparation of financial
         statements  in  conformity  with  generally   accepted   accounting   principles  and  to  maintain  asset
         accountability;  (iii) access to assets is  permitted  only in  accordance  with  management's  general or specific  authorization;  and (iv) the recorded  accountability  for assets is compared  with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t)      The Company and its subsidiaries  maintain  "disclosure  controls and procedures" (as such term is defined under Rule 13a-15(e) under the Exchange Act),  and, as of December 31, 2009, such disclosure  controls and procedures were effective.

                                                Page 6

(u)      The Company is not in violation or default of (i) any provision of its articles of  incorporation,  bylaws or other organizational  documents,  (ii) the terms of any indenture,  contract,  lease, mortgage, deed of trust, note agreement, loan agreement or other agreement,  obligation,  condition,  covenant or instrument to which it is a party or bound or to which its  property is subject,  or (iii) any  statute,  law,  rule, regulation,  judgment, order or decree of any court, regulatory body, administrative agency,  governmental body,  arbitrator or other authority having  jurisdiction over it or any of its properties,  as applicable
         (except,  in the case of clauses  (ii) and (iii),  for such  violations  or  defaults as would not, in the aggregate, have a Material Adverse Effect).

(v)      The  Company  possesses  all  licenses,  certificates,  permits  and  other  authorizations  issued by the appropriate  national and local U.S. federal and state regulatory  authorities  necessary to conduct their respective  businesses,  and the  Company  has not  received  any notice of  proceedings  relating  to the revocation or  modification  of any such  certificate,  authorization  or permit  which,  singly or in the aggregate,  if the subject of an unfavorable  decision,  ruling or finding,  would have a Material Adverse
         Effect, except as set forth in or contemplated in the Registration  Statement,  the Preliminary Prospectus
         Supplement and the Final Prospectus Supplement (exclusive of any supplement thereto).

(w)      The Company is (i) in compliance  with any and all  applicable  national and local U.S.  federal and state laws and regulations  relating to the protection of human health and safety,  the environment or hazardous or toxic substances or wastes,  pollutants or contaminants  ("Environmental  Laws"), (ii) has received and are in  compliance  with all  permits,  licenses  or other  approvals  required  of them under  applicable
         Environmental  Laws to  conduct  their  respective  businesses  and (iii) has not  received  notice of any actual or  potential  liability  for the  investigation  or  remediation  of any  disposal  or  release of hazardous or toxic  substances or wastes,  pollutants or  contaminants,  except where such  non-compliance with Environmental  Laws, failure to receive required permits,  licenses or other approvals,  or liability would not have a Material  Adverse  Effect,  except as set forth in or  contemplated  in the  Registration
         Statement,  the Preliminary  Prospectus  Supplement and the Final Prospectus  Supplement (exclusive of any supplement  thereto).  Except  as  set  forth  in or  contemplated  in  the  Registration  Statement,  the
         Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement  (exclusive  of any  supplement thereto),  the Company has not been named as a  "potentially  responsible  party" under the  Comprehensive
         Environmental Response, Compensation, and Liability Act of 1980, as amended.

(x)      In the ordinary  course of its  business,  the Company  periodically  reviews the effect of  Environmental
         Laws on the business,  operations and properties of the Company,  in the course of which it identifies and evaluates  associated  costs and  liabilities  (including,  without  limitation,  any capital or operating expenditures  required for clean-up,  closure of properties or compliance with Environmental  Laws, or any permit,  license  or  approval,  any  related  constraints  on  operating  activities  and  any  potential liabilities to third  parties).  On the basis of such review,  the Company has  reasonably  concluded that such associated  costs and  liabilities  would not,  singly or in the aggregate,  have a Material  Adverse
         Effect, except as set forth in or contemplated in the Registration  Statement,  the Preliminary Prospectus
         Supplement and the Final Prospectus Supplement (exclusive of any supplement thereto).

                                                Page 7

(y)      No holders of  securities  of the Company have rights to the  registration  of such  securities  under the
         Registration Statement.

(z)      The Company  owns or leases all such  properties  as are  necessary  to the conduct of its  operations  as presently conducted.

(aa)     The Company has not taken,  directly or  indirectly,  any action  designed to or that would  constitute or that  might  reasonably  be  expected  to cause  or  result  in,  under  the  Exchange  Act or  otherwise, stabilization  or  manipulation  of the price of any  security  of the Company to  facilitate  the sale or resale of the Securities.

(bb)     Except  as set  forth  in or  contemplated  in the  Registration  Statement,  the  Preliminary  Prospectus
         Supplement  and the Final  Prospectus  Supplement  (exclusive  of any  supplement  thereto),  the  minimum funding  standard under Section 302 of the Employee  Retirement  Income  Security Act of 1974, as amended, and the  regulations  and  published  interpretations  thereunder  ("ERISA"),  has been  satisfied by each
         "pension  plan" (as defined in Section  3(2) of ERISA) which has been  established  or  maintained  by the
         Company  and/or one or more of its  subsidiaries,  except where the failure to satisfy such standard would not have a Material  Adverse  Effect;  each pension plan  established  or maintained by the Company and/or one or more of its  subsidiaries,  and the trust  forming part of each such plan,  has been  determined by the Internal  Revenue  Service to be in all material  respects  designed in accordance with Section 401 of the Code, and each such pension plan has  subsequently  been amended,  and the Company  believes that each such  pension  plan,  as amended,  is designed in  compliance  with  Section 401 of the Code;  each of the
         Company and its  subsidiaries  has fulfilled its  obligations,  if any,  under Section 515 of ERISA;  each pension  plan and  welfare  plan  established  or  maintained  by the  Company  and/or  one or more of its subsidiaries  is in  compliance  in all material  respects  with the  currently  applicable  provisions of
         ERISA,  except in such cases where  noncompliance  would not have a Material  Adverse Effect;  and neither the  Company  nor any of its  subsidiaries  has  incurred  or could  reasonably  be  expected to incur any withdrawal  liability  under  Section 4201 of ERISA,  any liability  under Section 4062,  4063, or 4064 of
         ERISA, or any other liability under Title IV of ERISA.

(cc)     Except  as set  forth  in or  contemplated  in the  Registration  Statement,  the  Preliminary  Prospectus
         Supplement and the Final  Prospectus  Supplement  (exclusive of any supplement  thereto),  the Company (i)
         does not have any  material  lending  or other  relationship  with any bank or  lending  affiliate  of the
         Underwriters  and (ii)  does  not  intend  to use any of the  proceeds  from  the  sale of the  Securities hereunder to repay any outstanding  debt owed to any affiliate of the  Underwriters  other than commercial paper.

(dd)     There  is and has been no  failure  on the  part of the  Company  and any of the  Company's  directors  or officers,  in their  capacities as such, to comply with Section 401 of the Sarbanes  Oxley Act of 2002 and the rules and  regulations  promulgated  in connection  therewith  (the  "Sarbanes  Oxley Act") related to loans.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                                                Page 8

2.       Purchase  and Sale.  Subject to the terms and  conditions  and in reliance  upon the  representations  and warranties  herein  set  forth,  the  Company  agrees to sell to each  Underwriter,  and each  Underwriter  agrees, severally and not jointly,  to purchase from the Company,  at a purchase  price of 98.489% of the principal  amount thereof, the principal amount of the 2010B Bonds set forth opposite such Underwriter's name in Schedule I hereto.

3.       Delivery and Payment.  Delivery of and payment for the  Securities  shall be made at 10:00 a.m.,  New York
City  time,  on August  30,  2010 or at such time on such  later  date not more than five  Business  Days after the foregoing date as the  Representatives  shall designate,  which date and time may be postponed by agreement between the  Representatives  and the  Company or as  provided  in Section 9 hereof  (such  date and time of  delivery  and payment for the Securities  being herein called the "Closing  Date").  Delivery of the Securities  shall be made to the  Representatives  for the  respective  accounts  of the  several  Underwriters  against  payment by the several
Underwriters  through the  Representatives  of the  purchase  price  thereof to or upon the order of the Company by wire transfer  payable in same-day funds to an account  specified by the Company.  Delivery of the Securities shall be made  through the  facilities  of The  Depository  Trust  Company  unless the  Representatives  shall  otherwise instruct.

4.       Offering  by  Underwriters.  It  is  understood  that  the  several  Underwriters  propose  to  offer  the
Securities  for sale to the public as set forth in the  Registration  Statement,  Disclosure  Package and the Final
Prospectus Supplement.

5.       Agreements.  The Company agrees with the several Underwriters that:

(a)      Prior to the  termination  of the offering of the  Securities,  the Company will not file any amendment of the Registration  Statement or supplement  (including the Final  Prospectus  Supplement or any Preliminary
         Prospectus  Supplement)  to the Base  Prospectus  unless the  Company  has  furnished  you a copy for your review  prior  to  filing  and  will not file any such  proposed  amendment  or  supplement  to which  you reasonably  object.  Subject to the  foregoing  sentence,  the  Company  will  cause the Final  Prospectus
         Supplement,  properly  completed,  and any  supplement  thereto  to be  filed  in a form  approved  by the
         Representatives  with the Commission  pursuant to the applicable  paragraph of Rule 424(b) within the time period  prescribed and will provide evidence  satisfactory to the  Representatives  of such timely filing.
         The Company will promptly advise the  Representatives  (1) when the Final Prospectus  Supplement,  and any supplement  thereto,  shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2)
         when,  prior  to  termination  of the  offering  of the  Securities,  any  amendment  to the  Registration
         Statement  shall have been filed or become  effective,  (3) of any request by the  Commission or its staff for  any  amendment  of the  Registration  Statement,  or for  any  supplement  to  the  Final  Prospectus
         Supplement  or for any  additional  information,  (4) of the issuance by the  Commission of any stop order suspending  the  effectiveness  of the  Registration  Statement or the  institution  or threatening of any proceeding  for that  purpose and (5) of the receipt by the Company of any  notification  with  respect to the suspension of the  qualification  of the Securities for sale in any jurisdiction or the institution or threatening  of any  proceeding  for such  purpose.  The Company  will use its best efforts to prevent the issuance of any such stop order or the suspension of any such  qualification  and, if issued, to obtain as soon as possible the  withdrawal of such stop order,  including,  if necessary,  by filing an amendment to the  Registration  Statement  or a new  registration  statement  and using its best  efforts  to have such amendment or new registration statement declared effective as soon as practicable.

                                                Page 9

(b)      The Company will prepare a final term sheet,  substantially  in the form of Schedule II hereto (the "Final
         Term  Sheet"),  and will file the Final Term Sheet  pursuant  to Rule 433(d)  within the time  required by such Rule.

(c)      If there occurs an event or  development  as a result of which the  Disclosure  Package  would  include an untrue  statement  of a material  fact or would omit to state a material  fact  necessary in order to make the statements  therein,  in the light of the circumstances then prevailing,  not misleading,  the Company will notify promptly the  Representatives  so that any use of the Disclosure Package may cease until it is amended or supplemented.

(d)      If, at any time when a prospectus  relating to the  Securities  is required to be delivered  under the Act
         (including in  circumstances  where such  requirement  may be satisfied  pursuant to Rule 172),  any event occurs as a result of which the  Final  Prospectus  Supplement  as then  supplemented  would  include  any untrue  statement of a material fact or omit to state any material fact  necessary to make the  statements therein in the light of the  circumstances  under which they were made not  misleading,  or if it shall be necessary to amend the Registration  Statement,  file a new registration statement or supplement the Final
         Prospectus  Supplement  to comply with the Act or the Exchange  Act or the  respective  rules  thereunder, including in connection  with use or delivery of the Final  Prospectus  Supplement,  the Company  promptly will (1) notify the  Representatives  of such event; (2) prepare and file with the Commission,  subject to the second  sentence of paragraph (a) of this Section 5, an amendment or  supplement  or new  registration statement  which will  correct  such  statement  or omission or effect such  compliance;  (3) use its best efforts to have any  amendment  to the  Registration  Statement  or new  registration  statement  declared effective  as soon as  practicable  in  order to  avoid  any  disruption  in use of the  Final  Prospectus
         Supplement;  and (4) supply  any  amended  or  supplemented  Final  Prospectus  Supplement  to you in such quantities as you may reasonably request.

(e)      As soon as  practicable,  the Company will make  generally  available  to its security  holders and to the
         Representatives  an earnings  statement  or  statements  of the Company  and its  subsidiaries  which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(f)      Upon request,  the Company will furnish to the Representatives  and counsel for the Underwriters,  without charge,  signed  copies of the  Registration  Statement  (including  exhibits  thereto)  and to each other
         Underwriter a copy of the Registration  Statement  (without  exhibits thereto) and, so long as delivery of a prospectus by an  Underwriter  or dealer may be required by the Act  (including in  circumstances  where such  requirement may be satisfied  pursuant to Rule 172), as many copies of each  Preliminary  Prospectus
         Supplement,  the Final  Prospectus and each Issuer Free Writing  Prospectus and any supplement  thereto as the  Representatives  may  reasonably  request.  The  Company  will pay the  expenses of printing or other production of all documents relating to the offering.

                                                Page 10

(g)      The Company will arrange,  if necessary,  for the  qualification of the Securities for sale under the laws of such jurisdictions as the  Representatives  may designate,  will maintain such qualifications in effect so long as  required  for the  distribution  of the  Securities  and  will pay any fee of the  Financial
         Industry Regulatory  Authority,  Inc., in connection with its review of the offering;  provided that in no event shall the Company be  obligated  to qualify to do business in any  jurisdiction  where it is not now so  qualified  or to take any  action  that would  subject  it to service of process in suits,  other than those  arising out of the offering or sale of the  Securities in any  jurisdiction  where it is not now so subject.

(h)      (i) The Company  agrees  that,  unless it has obtained or obtains,  as the case may be, the prior  written consent of the  Representatives,  and (ii) each  Underwriter,  severally and not jointly,  agrees with the
         Company  that,  unless it has obtained or obtains,  as the case may be, the prior  written  consent of the
         Company,  it has not made and will not make any offer relating to the Securities that would  constitute an
         Issuer Free  Writing  Prospectus  or that would  otherwise  constitute  a "free  writing  prospectus"  (as defined in Rule 405)  required to be filed by the Company with the  Commission  or retained by the Company under Rule 433, other than a free writing  prospectus  containing the  information  contained in the Final
         Term Sheet;  provided  that the prior written  consent of the parties  hereto shall be deemed to have been given in respect of the Free  Writing  Prospectuses,  if any,  included in Schedule  III hereto.  Any such free writing prospectus  consented to by the Representatives or the Company is hereinafter  referred to as a  "Permitted  Free Writing  Prospectus."  The Company  agrees that (x) it has treated and will treat,  as the case may be, each  Permitted Free Writing  Prospectus as an Issuer Free Writing  Prospectus and (y) it
         has complied and will comply,  as the case may be, with the  requirements  of Rules 164 and 433 applicable to any  Permitted  Free Writing  Prospectus,  including in respect of timely  filing with the  Commission, legending and record keeping.

(i)      The Company will not, without the prior written consent of the  Representatives,  offer, sell, contract to sell,  pledge,  or  otherwise  dispose of, (or enter into any  transaction  which is designed to, or might reasonably  be  expected  to,  result in the  disposition  (whether  by actual  disposition  or  effective economic  disposition  due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity  with the  Company or any  affiliate  of the  Company)  directly  or  indirectly, including the filing (or  participation in the filing) of a registration  statement with the Commission in respect  of, or  establish  or  increase  a put  equivalent  position  or  liquidate  or  decrease  a call equivalent  position within the meaning of Section 16 of the Exchange Act, any debt  securities  issued or guaranteed  by the Company  (other than the  Securities)  or publicly  announce an intention to effect any such transaction for a period commencing on the date hereof and ending on the Closing Date.

(j)      The Company will not take,  directly or  indirectly,  any action  designed to or that would  constitute or that  might  reasonably  be  expected  to cause  or  result  in,  under  the  Exchange  Act or  otherwise, stabilization  or  manipulation  of the price of any  security  of the Company to  facilitate  the sale or resale of the Securities.

                                                Page 11

6.       Conditions to the Obligations of the  Underwriters.  The  obligations of the  Underwriters to purchase the
Securities,  as  described  in Section 2 hereof,  shall be  subject  to the  accuracy  of the  representations  and warranties on the part of the Company  contained  herein as of the Initial Sale Time,  the  Execution  Time and the
Closing  Date,  to the  accuracy  of the  statements  of the  Company  made  in any  certificates  pursuant  to the provisions hereof, to the performance by the Company of its obligations  hereunder and to the following  additional conditions:

(a)      The Final  Prospectus  Supplement,  and any supplement  thereto,  have been filed in the manner and within the time  period  required  by Rule  424(b);  the Final Term Sheet and any other  material  required to be filed by the  Company  pursuant to Rule 433(d)  under the Act,  shall have been filed with the  Commission within the applicable time periods  prescribed for such filings by Rule 433; and no stop order  suspending the  effectiveness  of the  Registration  Statement  shall have been  issued and no  proceedings  for that purpose shall have been instituted or threatened.

(b)      The Company  shall have  requested  and caused  Barbara E.  Mathews,  Vice  President,  Associate  General
         Counsel,  Chief  Governance  Officer and  Corporate  Secretary  of the Company,  to have  furnished to the
         Representatives her opinion,  dated the Closing Date and addressed to the  Representatives,  to the effect that:

(i)      The Company is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the State of California;

(ii)     The Company has the corporate  power and authority to own and operate its property,  to lease the property it  operates  as  lessee  and to  conduct  the  business  in which it is  currently  engaged,  as described  in the  Registration  Statement,  Preliminary  Prospectus  Supplement  and  the  Final
         Prospectus Supplement;

(iii)    The Company has all requisite  corporate power and authority,  has taken all requisite  corporate  action, and has received and is in compliance with all governmental,  judicial and other  authorizations, approvals  and orders  necessary  to enter into and perform the  Underwriting  Agreement  and the
         Supplemental Indenture and to offer, issue, sell and deliver the Securities;

(iv)     the Trust  Indenture  has been duly  authorized,  executed  and  delivered  by the Company and is a legal, valid, and binding instrument enforceable against the Company in accordance with its terms;

(v)      the  Supplemental  Indenture  has been duly  authorized,  executed  and  delivered by the Company and is a legal,  valid,  and binding  instrument  enforceable  against the Company in accordance  with its terms;

                                                Page 12

(vi)     the  Securities  have been duly  authorized  by the  Company  and,  when  executed  and  authenticated  in accordance  with  the  provisions  of  the  Indenture  and  delivered  to  and  paid  for  by the
         Underwriters  pursuant to this Agreement,  will constitute legal,  valid, and binding obligations of the  Company  entitled  to the  benefits  of  the  Trust  Indenture,  as  supplemented  by the
         Supplemental Indenture;

(vii)    the Trust Indenture,  as supplemented by the Supplemental  Indenture,  creates a legally valid first lien, to the extent that it purports to be such, on the  properties  and assets of the Company  subject thereto,  provided  that no  opinion is given with  respect to the  properties  and assets of the
         Company  located in New Mexico,  securing,  among other things,  the  Securities,  subject to the exceptions,  defects,  qualifications  and  other  matters  set  forth  or  referred  to  in  the
         Registration  Statement,  Preliminary  Prospectus  Supplement and the Final Prospectus Supplement
         and other  matters that do not, in the opinion of such  counsel,  materially  affect the security for the Securities;

(viii)   to the  knowledge of such  counsel,  there is no pending or  threatened  action,  suit or proceeding by or before any court or  governmental  agency,  authority  or body or any  arbitrator  involving  the
         Company  or any of its  subsidiaries  or its or  their  property  which,  in any  such  case,  is required  by the  Act or the  Exchange  Act,  or the  rules  and  regulations  thereunder,  to be described in the Registration  Statement,  Preliminary  Prospectus Supplement or Final Prospectus
         Supplement  that is not described as so required,  and there is no  franchise,  contract or other document of a character required to be described in the Registration  Statement,  the Preliminary
         Prospectus  Supplement  and  the  Final  Prospectus  Supplement,  or to be  filed  as an  exhibit thereto,  which  is  not  described  or  filed  as  required;  and  the  statements  included  or incorporated  by reference in the  Preliminary  Prospectus  Supplement  and the Final  Prospectus
         Supplement  under the  headings  "Legal  Matters"  and  "Summary --  Southern  California  Edison
         Company" or incorporated by reference into the  Preliminary  Prospectus  Supplement and the Final
         Prospectus  Supplement from the sections  entitled  "Business-- Regulation" and "-- Environmental
         Matters"  in the  Company's  Annual  Report on Form 10-K for the fiscal year ended  December  31,
         2009, as supplemented by information  contained in the Company's  subsequent Quarterly Reports on
         Form  10-Q  and  Current  Reports  on Form  8-K,  which  are  incorporated  by  reference  in the
         Preliminary  Prospectus  Supplement and the Final  Prospectus  Supplement,  fairly  summarize the matters  therein  described  in all  material  respects;  and the  statements  set  forth  in the
         Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement  under  the  heading
         "Certain Terms of the Bonds" and in the Base  Prospectus  under the heading  "Description  of the
         First Mortgage Bonds," insofar as those  statements  purport to summarize  certain  provisions of the Trust Indenture,  the Supplemental  Indenture and the Securities,  are accurate  summaries in all material respects;

                                                Page 13

(ix)     the  Registration  Statement has become  effective  under the Act; any required  filing of the Preliminary
         Prospectus  Supplement  and  the  Final  Prospectus  Supplement,  and  any  supplements  thereto, pursuant to Rule  424(b) has been made in the manner and within the time period  required by Rule
         424(b);  to the knowledge of such counsel,  no stop order  suspending  the  effectiveness  of the
         Registration  Statement has been issued,  no proceedings for that purpose have been instituted or threatened and the  Registration  Statement and the Final Prospectus  Supplement  (other than the financial  statements and other financial and statistical  information  contained therein,  as to which such counsel need express no opinion)  comply as to form in all material  respects with the applicable  requirements  of the  Act,  the  Exchange  Act and the  Trust  Indenture  Act and the
         respective rules thereunder;

(x)      this Agreement has been duly authorized, executed and delivered by the Company;

(xi)     no consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required  in  connection  with the  transactions  contemplated  herein,  except such as have been obtained (i) under the Act, (ii) from the California  Public Utilities  Commission and (iii) such as may be required under the blue sky laws of any  jurisdiction  in connection  with the purchase and  distribution  of the  Securities  by the  Underwriters  in the manner  contemplated  in this
         Agreement and in the  Registration  Statement,  Preliminary  Prospectus  Supplement and the Final
         Prospectus  Supplement  and  such  other  approvals  (specified  in such  opinion)  as have  been obtained;

(xii)    neither  the  execution  and  delivery of the  Indenture,  the issue and sale of the  Securities,  nor the consummation  of any other of the  transactions  herein  contemplated  nor the fulfillment of the terms hereof will conflict  with,  result in a breach or violation of, or imposition of any lien, charge or  encumbrance  upon any property or assets of the Company  pursuant to, (i) the articles of incorporation or by-laws of the Company,  (ii) the terms of any indenture (other than,  solely with respect to the  disposition of liens,  charges and  encumbrances  upon property or assets of the Company,  the lien created by the  Indenture in favor of the  Securities),  contract,  lease, mortgage,  deed of  trust,  note  agreement,  loan  agreement  or  other  agreement,  obligation, condition,  covenant  or  instrument  to which the Company is a party or bound or to which its or their  property is subject,  or (iii) any statute,  law,  rule,  regulation,  judgment,  order or decree  applicable  to  the  Company  of  any  court,  regulatory  body,  administrative  agency, governmental body,  arbitrator or other authority having  jurisdiction over the Company or any of its properties,  except in the case of clauses (ii) and (iii) where such breach or violation,  or lien, charge or encumbrance would not have a Material Adverse Effect; and

(xiii)   no holders of  securities  of the Company have rights to the  registration  of such  securities  under the
         Registration Statement.

         Such opinion will also include language to the effect that such counsel has no reason to believe that, as of the Initial Sale Time, the documents included in the Disclosure Package contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

                                                Page 14

         Such opinion will also include language to the effect that counsel has no reason to believe that on the
         Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus Supplement as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials.  Such counsel may render such opinion subject to such exceptions and qualifications as are reasonable or customary under the circumstances and acceptable to counsel for the
         Underwriters.  References to the Final Prospectus Supplement in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c)      The  Representatives  shall have  received  from Cleary  Gottlieb  Steen and Hamilton  LLP,  counsel for the
         Underwriters,  such opinion or opinions,  dated the Closing Date and addressed to the  Representatives  as the  Representatives  may  reasonably  require,  and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)      The Company  shall have  furnished to the  Representatives  a  certificate  of the Company,  signed by the
         Senior Vice President and Chief  Financial  Officer of the Company,  dated the Closing Date, to the effect that she has  carefully  examined  the  Registration  Statement,  the  Disclosure  Package  and the  Final
         Prospectus Supplement, any supplements or amendments thereto and this Agreement and that:

(i)      the  representations  and  warranties  of the Company in this  Agreement are true and correct on and as of the  Closing  Date  with the same  effect  as if made on the  Closing  Date and the  Company  has complied with all the  agreements  and  satisfied all the  conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)     no stop  order  suspending  the  effectiveness  of the  Registration  Statement  has  been  issued  and no proceedings  for that purpose have been  instituted or, to the Company's  knowledge,  threatened; and

(iii)    since the date of the most recent  financial  statements  included or  incorporated  by  reference  in the
         Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement  (exclusive  of  any supplement  thereto),  there has been no material  adverse effect on the condition  (financial or otherwise),  prospects,  earnings,  business or properties  of the Company and its  subsidiaries, taken as a whole,  whether or not arising from  transactions  in the ordinary course of business, except as set forth in or  contemplated in the  Registration  Statement,  Preliminary  Prospectus
         Supplement and the Final Prospectus Supplement (exclusive of any supplement thereto).

                                                Page 15

(e)      The  Company  shall  have  requested  and  caused  PricewaterhouseCoopers  LLP to  have  furnished  to the
         Representatives,  at the Execution Time and at the Closing Date,  letters,  dated  respectively  as of the
         Execution  Time and as of the Closing  Date, in form and substance  satisfactory  to the  Representatives, confirming  that they are  independent  registered  public  accounting  firm with  respect to the  Company within  the  meaning  of the Act and the  applicable  rules  and  regulations  thereunder  adopted  by the
         Commission  and the  Public  Company  Accounting  Oversight  Board  (United  States)  and that  they  have performed a review of the unaudited interim  financial  information of the Company for the three-month and six-month  periods ended June 30, 2010, and as at June 30,  2010, in accordance with Statement on Auditing
         Standards No. 100, stating in effect that:

(i)      in their opinion the audited  consolidated  financial  statements and financial  statement schedule of the
         Company  audited  by  them  and  included  or  incorporated  by  reference  in  the  Registration
         Statement,  the  Preliminary  Prospectus  Supplement (in the case of the letter  delivered at the
         Execution Time) and the Final  Prospectus  Supplement (in the case of the letter delivered at the
         Closing  Date) and  reported  on by them  comply  as to form in all  material  respects  with the applicable  accounting  requirements  of the Act and the Exchange  Act and the related  rules and regulations adopted by the Commission;

(ii)     on the basis of a reading of the latest unaudited  financial  statements made available by the Company and
         its  subsidiaries;   their  limited  review,  in  accordance  with  standards  established  under
         Statement on Auditing  Standards No. 100, of the unaudited interim financial  information for the three-month and six-month  periods ended June 30, 2010, and as at June 30, 2010,  incorporated by reference in the Registration  Statement,  the Preliminary  Prospectus Supplement (in the case of the letter delivered at the Execution Time) and the Final  Prospectus  Supplement (in the case of the letter  delivered at the Closing Date);  carrying out certain  specified  procedures (but not an  examination  in  accordance  with  generally  accepted  auditing  standards)  which would not necessarily  reveal  matters  of  significance  with  respect to the  comments  set forth in such letter;  a  reading  of the  minutes  of the  meetings  of the  stockholders,  directors  and the executive,  finance,  compensation and audit committees of the Company,  and inquiries of certain officials of the Company who have  responsibility  for  financial and  accounting  matters of the
         Company and its  subsidiaries  as to  transactions  and events  subsequent  to December 31, 2009, nothing came to their attention which caused them to believe that:

                                                Page 16

(1)      any unaudited financial  statements  included or incorporated by reference in the Registration  Statement, the  Preliminary  Prospectus  Supplement  (in the case of the  letter  delivered  at the
         Execution  Time)  and  the  Final  Prospectus  Supplement  (in the  case  of the  letter delivered at the Closing  Date) do not comply as to form in all material  respects  with
         applicable  accounting   requirements  of  the  Act  and  with  the  related  rules  and regulations  adopted by the Commission with respect to financial  statements included or incorporated  by  reference in  Quarterly  Reports on Form 10-Q under the Exchange  Act;
         and said unaudited  financial  statements are not in conformity with generally  accepted accounting  principles  applied  on a basis  substantially  consistent  with that of the audited financial  statements  included or incorporated by reference in the Registration
         Statement,  the Preliminary  Prospectus  Supplement (in the case of the letter delivered at the Execution  Time) and the Final  Prospectus  Supplement (in the case of the letter delivered at the Closing Date); or

(2)      with respect to the period  subsequent  to June 30, 2010,  there were,  at a specified  date not more than five days prior to the date of the letter,  any increases in the  long-term  debt of the
         Company  and its  subsidiaries  or any  changes  in the common  stock of the  Company as compared  with the  amounts  shown  on the June 30,  2010,  balance  sheet  included  or incorporated by reference in the  Registration  Statement,  the  Preliminary  Prospectus
         Supplement  (in the case of the letter  delivered at the  Execution  Time) and the Final
         Prospectus  Supplement (in the case of the letter  delivered at the Closing  Date),  or decreases in consolidated  operating  revenue,  operating income,  income before income taxes or net income  available for common stock of the Company for the one-month period ended July 31, 2010 as compared  with the  corresponding  period in 2009,  except in all instances  for changes or decreases  set forth in such letter,  in which case the letter shall be accompanied by an  explanation  by the Company as to the  significance  thereof unless said explanation is not deemed necessary by the Representatives; and

(iii)    they have performed  certain other specified  procedures as a result of which they determined that certain information  of an accounting,  financial or statistical  nature (which is limited to accounting, financial or statistical  information  derived from the general accounting records of the Company and its  subsidiaries)  set  forth in the  Registration  Statement,  the  Preliminary  Prospectus
         Supplement (in the case of the letter  delivered at the Execution Time) and the Final  Prospectus
         Supplement  (in the case of the letter  delivered  at the Closing  Date) and in Exhibit 12 to the
         Registration  Statement,  including  the  information  set  forth  under  the  caption  "Selected
         Financial  Information"  incorporated by reference in the Preliminary  Prospectus  Supplement (in the case of the letter delivered at the Execution Time) and the Final  Prospectus  Supplement (in
         the case of the letter delivered at the Closing Date),  the information  included or incorporated by  reference  in  Items  1,  2,  6,  7 and 11 of the  Company's  Annual  Report  on  Form  10-K,
         incorporated by reference in the Registration  Statement,  the Preliminary  Prospectus Supplement
         (in the case of the letter delivered at the Execution Time) and the Final  Prospectus  Supplement
         (in the case of the letter  delivered at the Closing Date),  and the information  included in the
         "Management's  Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated  by reference in the Company's  Quarterly  Reports on Form 10-Q,  incorporated by reference in the Registration  Statement,  the Preliminary  Prospectus Supplement (in the case of the letter delivered at the Execution Time) and the Final  Prospectus  Supplement (in the case of the letter  delivered at the Closing  Date),  agrees with the  accounting  records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                Page 17

                  References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

(f)      Subsequent  to the  Execution  Time or,  if  earlier,  the dates as of which  information  is given in the
         Registration  Statement (exclusive of any amendment thereof),  the Preliminary  Prospectus  Supplement and the Final Prospectus Supplement  (exclusive of any supplement thereto),  there shall not have been (i) any change or decrease  specified in the letter or letters  referred to in paragraph  (e) of this Section 6 or
         (ii) any change,  or any  development  involving a  prospective  change,  in or  affecting  the  condition
         (financial or otherwise),  earnings, business or properties of the Company and its subsidiaries,  taken as a whole,  whether or not arising  from  transactions  in the ordinary  course of  business,  except as set forth in or contemplated in the  Registration  Statement,  the Preliminary  Prospectus  Supplement and the
         Final  Prospectus  Supplement  (exclusive  of any  supplement  thereto)  the effect of which,  in any case referred to in clause (i) or (ii) above,  is, in the sole  judgment  of the  Representatives,  so material and adverse as to make it  impractical  or  inadvisable  to proceed  with the  offering or delivery of the
         Securities as  contemplated  by the  Registration  Statement  (exclusive of any  amendment  thereof),  the
         Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement  (exclusive  of any  supplement thereto).

(g)      Subsequent  to the  Execution  Time,  there  shall not have been any  decrease in the rating of any of the
         Company's debt securities by any "nationally  recognized  statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice  given of any  intended or potential  decrease in any such rating or of a possible  change in any such rating  that either  indicates a negative  change or does not indicate the direction of the possible change.

(h)      Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this
Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the
Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                                                Page 18

                  The documents required to be delivered by this Section 6 shall be delivered at the office of
Cleary Gottlieb Steen and Hamilton LLP, counsel for the Underwriters, at One Liberty Plaza, New York, NY, on the
Closing Date.

7.       Reimbursement  of  Underwriters'  Expenses.  If the sale of the  Securities  provided  for  herein  is not consummated  because any  condition to the  obligations  of the  Underwriters  set forth in Section 6 hereof is not satisfied,  because of any  termination  pursuant  to Section 11 hereof or  because of any  refusal,  inability  or failure on the part of the Company to perform any agreement  herein or comply with any provision  hereof other than by reason of a default by any of the  Underwriters,  the Company will reimburse the  Underwriters on demand for all out-of-pocket  expenses  (including  reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.       Indemnification   and   Contribution.   The  Company   agrees  to  indemnify   and  hold   harmless   each
Underwriter,  the directors,  officers,  employees and agents of each  Underwriter and each person who controls any
Underwriter  within the meaning of either the Act or the Exchange Act against any and all losses,  claims,  damages or liabilities,  joint or several,  to which they or any of them may become subject under the Act, the Exchange Act or other  Federal or state  statutory  law or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  damages  or  liabilities  (or  actions  in  respect  thereof)  arise out of, or are based  upon any untrue statement  or  alleged  untrue  statement  of a material  fact  contained  in the  Registration  Statement  for the registration of the Securities as originally filed or in any amendment  thereof,  or in any Preliminary  Prospectus
Supplement,  the Final Prospectus  Supplement,  any Issuer Free Writing Prospectus or the information  contained in the Final Term Sheet,  or in any  amendment  thereof or supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state therein a material  fact required to be stated  therein or necessary to make the statements therein not misleading,  and agrees to reimburse each such indemnified  party, as incurred,  for any legal or other expenses  reasonably  incurred by them in connection with  investigating or defending any such loss, claim,  damage,  liability or action;  provided,  however,  that the Company will not be liable in any such case to the  extent  that any such  loss,  claim,  damage  or  liability  arises  out of or is based  upon any such  untrue statement  or alleged  untrue  statement  or  omission or alleged  omission  made  therein in reliance  upon and in conformity  with  written  information  furnished  to the  Company by or on behalf of any  Underwriter  through the
Representatives  specifically  for  inclusion  therein.  This  indemnity  agreement  will  be in  addition  to  any liability which the Company may otherwise have.

(b)      Each  Underwriter  severally and not jointly  agrees to indemnify  and hold harmless the Company,  each of its  directors,  each of its  officers  who signs the  Registration  Statement,  and each person who  controls  the
Company  within the meaning of either the Act or the Exchange  Act, to the same extent as the  foregoing  indemnity from the Company to each Underwriter,  but only with reference to written information  relating to such Underwriter furnished  to the  Company  by or on  behalf of such  Underwriter  through  the  Representatives  specifically  for inclusion in the documents  referred to in the foregoing  indemnity.  This indemnity  agreement will be in addition to any liability  which any  Underwriter  may otherwise  have.  The Company  acknowledges  that the  statements set forth in the last  paragraph  of the cover  page of the  Final  Prospectus  Supplement  regarding  delivery  of the
Securities  and,  under the heading of the Final  Prospectus  Supplement  labeled  "Underwriting,"  (i) the list of
Underwriters  and their  respective  participation  in the sale of the  Securities,  (ii) the sentences  related to concessions and reallowances and (iii) the paragraph  related to  stabilization,  syndicate  covering  transactions and penalty bids in the Final Prospectus  Supplement  constitute the only information furnished in writing by or on behalf of the several Underwriters by the Representatives for inclusion in the Final Prospectus Supplement.

                                                Page 19

(c)      Promptly after receipt by an indemnified  party under this Section 8 of notice of the  commencement of any action,  such indemnified  party will, if a claim in respect thereof is to be made against the  indemnifying  party under this Section 8, notify the indemnifying party in writing of the commencement  thereof;  but the failure so to notify the  indemnifying  party (i) will not relieve it from liability  under paragraph (a) or (b) above unless and to the  extent it did not  otherwise  learn of such  action  and such  failure  results  in the  forfeiture  by the indemnifying  party of substantial  rights and defenses and (ii) will not, in any event,  relieve the  indemnifying party  from any  obligations  to any  indemnified  party  other than the  indemnification  obligation  provided  in paragraph  (a) or (b) above.  The  indemnifying  party  shall be entitled  to appoint  counsel of the  indemnifying party's  choice at the  indemnifying  party's  expense to represent the  indemnified  party in any action for which indemnification  is sought (in which case the  indemnifying  party shall not thereafter be responsible for the fees and expenses of any separate  counsel  retained by the  indemnified  party or parties  except as set forth  below);
provided,  however,  that  such  counsel  shall be  satisfactory  to the  indemnified  party.  Notwithstanding  the indemnifying  party's election to appoint counsel to represent the indemnified party in an action,  the indemnified party shall have the right to employ separate counsel  (including local counsel),  and the indemnifying party shall bear the  reasonable  fees,  costs and expenses of such  separate  counsel if (i) the use of counsel  chosen by the indemnifying  party to  represent  the  indemnified  party would  present such counsel with a conflict of interest,
(ii) the actual or potential  defendants in, or targets of, any such action include both the indemnified  party and the indemnifying  party and the indemnified party shall have reasonably  concluded that there may be legal defenses available to it and/or other  indemnified  parties which are different from or additional to those available to the indemnifying  party, (iii) the indemnifying  party shall not have employed counsel  satisfactory to the indemnified party to represent the  indemnified  party within a reasonable  time after notice of the institution of such action or (iv) the indemnifying  party shall authorize the indemnified  party to employ separate counsel at the expense of the  indemnifying  party.  An  indemnifying  party will not,  without the prior written  consent of the indemnified parties,  settle or  compromise  or consent to the entry of any judgment  with respect to any pending or threatened claim,  action,  suit or proceeding in respect of which  indemnification  or contribution  may be sought  hereunder
(whether  or not the  indemnified  parties  are actual or  potential  parties to such claim or action)  unless such settlement,  compromise  or  consent  includes  (i) an  unconditional  release of each  indemnified  party from all liability arising out of such claim,  action,  suit or proceeding;  and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                                                Page 20

(d)      In the event that the indemnity  provided in paragraph (a) or (b) of this Section 8 is  unavailable  to or insufficient  to hold harmless an  indemnified  party for any reason,  the Company and the  Underwriters  severally agree to contribute to the aggregate  losses,  claims,  damages and liabilities  (including legal or other expenses reasonably  incurred in connection  with  investigating  or defending  same)  (collectively  "Losses") to which the
Company and one or more of the  Underwriters  may be subject in such  proportion as is  appropriate  to reflect the relative  benefits  received by the Company on the one hand and by the  Underwriters on the other from the offering of the  Securities;  provided,  however,  that in no case shall any  Underwriter  (except as may be provided in any agreement  among  underwriters  relating to the offering of the Securities) be responsible for any amount in excess of the underwriting  discount or commission  applicable to the Securities purchased by such Underwriter  hereunder.
If the allocation  provided by the immediately  preceding  sentence is unavailable for any reason,  the Company and the  Underwriters  severally  shall  contribute  in such  proportion  as is  appropriate  to reflect  not only such relative  benefits but also the relative fault of the Company on the one hand and of the  Underwriters on the other in  connection  with the  statements  or  omissions  which  resulted in such  Losses as well as any other  relevant equitable  considerations.  Benefits  received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting  expenses)  received by it, and benefits received by the Underwriters  shall be deemed to be equal to the total  underwriting  discounts  and  commissions,  in each case as set forth on the cover page of the Final  Prospectus  Supplement.  Relative fault shall be determined by reference to, among other things, whether  any untrue or any alleged  untrue  statement  of a material  fact or the  omission or alleged  omission to state a material fact relates to  information  provided by the Company on the one hand or the  Underwriters  on the other,  the intent of the parties and their relative  knowledge,  access to information  and opportunity to correct or prevent  such untrue  statement or omission.  The Company and the  Underwriters  agree that it would not be just and equitable if contribution  were determined by pro rata allocation or any other method of allocation  which does not take  account of the  equitable  considerations  referred  to above.  Notwithstanding  the  provisions  of this paragraph  (d), no person guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Act)
shall be entitled to  contribution  from any person who was not guilty of such  fraudulent  misrepresentation.  For purposes of this  Section 8, each person who  controls an  Underwriter  within the meaning of either the Act or the
Exchange  Act and each  director,  officer,  employee  and agent of an  Underwriter  shall have the same  rights to contribution  as such  Underwriter,  and each person who controls the Company  within the meaning of either the Act or the  Exchange  Act,  each  officer of the  Company  who shall have signed the  Registration  Statement  and each director of the Company  shall have the same rights to  contribution  as the  Company,  subject in each case to the applicable terms and conditions of this paragraph (d).

                                                Page 21

9.       Default by an  Underwriter.  If any one or more  Underwriters  shall fail to  purchase  and pay for any of the Securities  agreed to be purchased by such  Underwriter or Underwriters  hereunder and such failure to purchase shall  constitute a default in the  performance of its or their  obligations  under this  Agreement,  the remaining
Underwriters  shall  be  obligated  severally  to take up and pay for  (in the  respective  proportions  which  the principal  amount of  Securities  set forth  opposite  their  names in  Schedule  I hereto  bears to the  aggregate principal  amount of Securities  set forth  opposite the names of all the remaining  Underwriters)  the  Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase;  provided,  however,  that in the event that the aggregate  principal  amount of Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase  shall exceed 10% of the aggregate  principal  amount of Securities  set forth in Schedule I hereto,  the remaining  Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities,  and if such nondefaulting  Underwriters do not purchase all the Securities,  this
Agreement will  terminate  without  liability to any  nondefaulting  Underwriter or the Company.  In the event of a default by any  Underwriter  as set forth in this Section 9, the Closing  Date shall be postponed  for such period, not exceeding  five Business Days, as the  Representatives  shall  determine in order that the required  changes in the  Registration  Statement and the Final  Prospectus  Supplement or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting  Underwriter of its liability,  if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.      Certain  Acknowledgements  by the Company.  The Company  acknowledges and agrees that the Underwriters are acting  solely in the  capacity of an arm's  length  contractual  counterparty  to the Company  with respect to the offering of Securities  contemplated  hereby  (including in connection with  determining the terms of the offering)
and not as a financial  advisor or a fiduciary to, or an agent of, the Company or any other  person.  Additionally, neither the  Representative  nor any other Underwriter is advising the Company or any other person as to any legal, tax,  investment,  accounting or  regulatory  matters in any  jurisdiction.  The Company shall consult with its own advisors  concerning  such  matters  and shall be  responsible  for making its own  independent  investigation  and appraisal of the transactions  contemplated  hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company,  the transactions  contemplated hereby  or  other  matters  relating  to such  transactions  will  be  performed  solely  for  the  benefit  of the
Underwriters and shall not be on behalf of the Company.

11.      Termination.  This  Agreement  shall  be  subject  to  termination  in  the  absolute  discretion  of  the
Representatives,  by notice  given to the Company  prior to delivery of and payment for the  Securities,  if at any time prior to such time (i) trading in the Company's  Common Stock shall have been  suspended by the  Commission or the New York Stock  Exchange or trading in  securities  generally  on the New York Stock  Exchange  shall have been suspended or limited or minimum  prices shall have been  established on such  Exchange,  (ii) a banking  moratorium shall  have been  declared  either by  Federal  or New York State  authorities,  (iii) a  material  disruption  has occurred in commercial  banking or securities  settlement or clearance  services in the United States or (iv) there shall have  occurred any outbreak or  escalation  of  hostilities,  declaration  by the United States of a national emergency or war, or other  calamity or crisis the effect of which on  financial  markets is such as to make it, in the sole judgment of the  Representatives,  impractical  or inadvisable to proceed with the offering or delivery of the  Securities as  contemplated  by the  Preliminary  Prospectus  Supplement and the Final  Prospectus  Supplement
(exclusive of any supplement thereto).

12.      Representations  and  Indemnities to Survive.  The  respective  agreements,  representations,  warranties, indemnities  and other  statements  of the Company or its  officers  and of the  Underwriters  set forth in or made pursuant to this  Agreement  will remain in full force and effect,  regardless of any  investigation  made by or on behalf of any  Underwriter  or the Company or any of the  officers,  directors,  employees,  agents or  controlling persons  referred  to in Section 8 hereof,  and will  survive  delivery  of and  payment  for the  Securities.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

13.      Patriot  Act.  In  accordance  with the  requirements  of the USA Patriot Act (Title III of Pub. L. 107-56
(signed into law October 26, 2001)),  the Underwriters are required to obtain,  verify and record  information that identifies their respective clients,  including the Company,  which information may include the name and address of their  respective  clients,  as well as other  information  that will allow the  Underwriters to properly  identify their respective clients.

                                                Page 22

14.      Notices.  All communications  hereunder will be in writing and effective only on receipt,  and, if sent to the  Representatives,  will be  mailed,  delivered  or sent by  facsimile  transmission  to each of Banc of America
Securities  LLC,  One  Bryant  Park,   NY1-100-18-03,   New  York,  NY  10036  Attention:  High  Grade  Transaction
Management/Legal  (fax no.: (646)  855-5958);  Deutsche Bank  Securities  Inc., 60 Wall Street,  New York, New York
10005, Attention:  Investment Grade Syndicate Desk, Third Floor (fax no.: (212) 797-2201);  UBS Securities LLC, 677
Washington Boulevard,  Stamford, CT 06901, Attention:  Fixed Income Syndicate (fax no.: (203) 719-0495);  and Wells
Fargo  Securities,  LLC, 301 S.  College  Street,  Charlotte,  NC  28288-0613,  Attention:  Transaction  Management
Department (fax no.: (704) 383-9165);  or, if sent to the Company,  will be mailed,  delivered or sent by facsimile transmission to Southern  California Edison Company,  Assistant  Treasurer,  2244 Walnut Grove Ave.,  Rosemead,  CA
91770 (fax no.:  (626)  302-1472) and confirmed to the  attention of the General  Counsel at the same address,  c/o
Michael Henry (fax no.: (626) 302-4106).

15.      Successors.  This  Agreement  will  inure to the  benefit of and be binding  upon the  parties  hereto and their respective successors and the officers,  directors,  employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

16.      Applicable  Law and  Waiver of Jury  Trial.  (a) This  Agreement  will be  governed  by and  construed  in accordance  with the laws of the State of New York  applicable  to contracts  made and to be  performed  within the
State of New York.

(b)      The Company and each of the Underwriters  hereby  irrevocably  waives,  to the fullest extent permitted by applicable  law,  any and all right to trial by jury in any legal  proceeding  arising  out of or  relating to this
         Agreement or the transactions contemplated hereby.

17.      Counterparts.  This Agreement may be signed in one or more  counterparts,  each of which shall  constitute an original and all of which together shall constitute one and the same agreement.

18.      Entire Agreement.  This Agreement  supersedes all prior agreements and understandings  (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

19.      Headings.  The  section  headings  used  herein  are  for  convenience  only  and  shall  not  affect  the construction hereof.

20.      Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the
         Commission promulgated thereunder.

                                                Page 23

                  "Base Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York
         City.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Disclosure Package" shall mean (i) the Preliminary Prospectus Supplement, as amended and supplemented to the Initial Sale Time, (ii) the Issuer Free Writing Prospectuses, if any, identified in
         Schedule III hereto, (iii) the Final Term Sheet, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus Supplement" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

                  "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

                  "Initial Sale Time" shall mean 2:30 p.m. (Eastern time) on the date of this Underwriting
         Agreement.

                  "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in
         Rule 433.

                  "Material Adverse Effect" shall mean, with respect to the Company, any effect that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  "Preliminary Prospectus Supplement" shall mean any preliminary prospectus supplement to the
         Base Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus Supplement, together with the Base Prospectus.

                                                Page 24

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a)
         above, including exhibits and financial statements, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

                  "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405", "Rule 415", "Rule 424", "Rule 430B"
         and "Rule 433" refer to such rules under the Act.

                   "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                                Page 25

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                              Very truly yours,

                                                              SOUTHERN CALIFORNIA EDISON COMPANY

                                                              By: /s/George T. Tabata
                                                                  Name: George T. Tabata
                                                                  Title: Assistant Treasurer

                                       [Underwriting Agreement Signature Page - 1 of 2]

                                                Page 26

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BANC OF AMERICA SECURITIES LLC

By: /s/ Joseph A. Crowley
      Name: Joseph A. Crowley
      Title: Director

DEUTSCHE BANK SECURITIES INC.

By: /s/ Richard Dalton
      Name: Richard Dalton
      Title: Director

By: /s/ Ryan Montgomery
      Name: Ryan Montgomery
      Title: Director

UBS SECURITIES LLC

By: /s/ Scott Whitney
      Name: Scott Whitney
      Title: Managing Director

By: /s/ Matthew Baldwin
      Name: Matthew Baldwin
      Title: Associate Director

WELLS FARGO SECURITIES, LLC

By: /s/ Carolyn Hurley
      Name: Carolyn Hurley
      Title: Director

For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                  [Underwriting Agreement Signature Page - 2 of 2]

                                                Page 27

                                                    SCHEDULE I
                                                                                             Principal Amount of
                                                                                             2010B Bonds to be
Underwriter                                                                                       Purchased
Banc of America Securities LLC........................................................          $100,000,000
Deutsche Bank Securities Inc..........................................................          $100,000,000
UBS Securities LLC....................................................................          $100,000,000
Wells Fargo Securities, LLC...........................................................          $100,000,000
BNY Mellon Capital Markets, LLC.......................................................           $20,000,000
Suntrust Robinson Humphrey, Inc.......................................................           $20,000,000
U.S. Bancorp Investments, Inc.........................................................           $20,000,000
The Williams Capital Group, L.P.......................................................           $20,000,000
BNP Paribas Securities Corp...........................................................            $5,000,000
Mitsubishi UFJ Securities (USA), Inc..................................................            $5,000,000
Muriel Siebert and Co., Inc...........................................................            $5,000,000
RBC Capital Markets Corporation.......................................................            $5,000,000
          Total.......................................................................          $500,000,000

                                                Page 28

                                                    SCHEDULE II

                                                Page 29

                                            [Form of Final Term Sheet]

                                                       $[•]
                              [•]% First and Refunding Mortgage Bonds, Series 2010B,
                                                     Due 20[•]

                                                 SUMMARY OF TERMS

Security:                   [•]

Issuer:                     [•]

Principal Amount:           [•]

Ratings of Securities:      [•]

Trade Date:                 [•]

Settlement Date:            [•]

Maturity:                   [•]

Benchmark US Treasury:      [•]

Benchmark US Treasury       [•]
Yield:

Spread to Benchmark US      [•]
Treasury:

Reoffer Yield:              [•]

Coupon:                     [•]

Coupon Payment Dates:       [•]

First Coupon Payment        [•]
Date:

Public Offering Price:      [•]

Optional Redemption:        [•]

CUSIP/ISIN:                 [•]

Joint Book-running          [•]
Managers:

Co-managers:                [•]

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [?].

                                                Page 30

                                                   SCHEDULE III

                     Schedule of Free Writing Prospectuses included in the Disclosure Package

[NONE]

                                                Page 31